Exhibit 99.2

    AsepticSure®  Medizone International, Inc.Investor Update – September 18, 2017  1  September 18, 2017 – 10:00 – 10:30 AM ESTToll free for North America: 1-800-681-1924Toll call outside North America: 1-303-223-4393A recording of the call will be available from 9/18/17-9/25/17:1-800-633-8284 Conference ID: 21859116  Investor Update 9/18/17

 Safe Harbor Statement  This investor update contains forward looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Our actual results could differ materially from those projected in these forward-looking statements, which involve a number of risks and uncertainties, including global economic conditions generally, government regulation, manufacturing and marketing risks, adverse publicity risks, risks associated with our entry into the US and other markets, expansion and operations. The contents of this update should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in our most recent filings with the Securities and Exchange Commission.   2  Investor Update 9/18/17

Agenda

- Leadership Transition
- Company overview
- The Problem – The Solution
- Regulatory update
- Financials
- Question & Answer
- Closing comments

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 Leadership Transition  David A. Dodd has been appointed to the position of Chief Executive Officer and a member of the Board of DirectorsDavid A. Esposito will remain the Chairman of the Board  4  Investor Update 9/18/17

David A. Dodd
Transformational Leadership Experience & Success

- Successful experience in achieving **multi-billion dollar value-transformations in Pharma & Biotech**
  - **Big pharma** (BMS, Divisional GM; Wyeth, US Pharma Head)
  - **Mid pharma** (Solvay, CEO)
  - **Development-stage pharma** (Aeterna Zentaris; Chairman, President & CEO; PNP Therapeutics; Board member)
  - **Biotech** (Serologicals, public company CEO; BioReliance, private equity buy-out/restructuring Chairman/CEO; Stem Cell Sciences, public company Executive Chairman; GeoVax, public company Chairman; ArunA Biomedical, private company, Board member; VaxyGen, private company, Founder/CEO; Ray Biotech, private company, Corporate Advisor)
  - **Strategic advisor** to Roche on Ventana acquisition & pursuit of Illumina; advisor to Ichan Enterprises re ImClone & MedImmune; advisor to First Minister, Scotland re life sciences

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Company Overview - Executive Summary

- **Medizone International** (OTCQB:MZEI)
  - Company formed in 1986 to develop treatments for lipid enveloped virus like Hepatitis B & C and HIV/AIDS
  - Strategic shift in 2007 to develop a disinfectant system capable of addressing a wide range of applications to minimize the transmission of disease
  - Commercial systems are operational in several countries
- **AsepticSure® is well positioned as a superior solution worldwide within healthcare, biodefense, public health preparedness, and indoor medicinal plant facilities**
  - EPA registered disinfectant system. US regulatory confirmation of disinfectant claims
  - Peer reviewed/published efficacy against C Difficile, MRSA, VRE and other pathogens
  - Demonstrated efficacy to surrogates of Anthrax, Ebola, SARS and MERS-CoV
  - Proven to deliver chemical and pesticide free disinfection of medicinal cannabis nurseries
- **Intellectual Property**
  - Broad patent portfolio in the US, Canada, Europe, Mexico and China
- **Strategic Intent**
  - Demonstrate market acceptance and superior performance in key global markets
  - Seek global strategic partner for co-commercialization opportunities
  - Achieve significant revenues, growth & shareholder value

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The Challenge & Problem

Reducing the transmission of disease remains a global health priority

- **Healthcare facilities**[1]
  - 10% of inpatients contract infections in a hospital room that is manually cleaned.
  - HAIs are the 4th leading cause of death in the U.S. and cost over $40B a year.
  - Recent survey of hospitals with below average infection rates showed that the cost of HAIs wiped out in-patient hospital profits.
- **Public health preparedness** continues to be challenged by pandemic pathogens such as Ebola, MERS, Bird Flu, SARS & H7N9 continue
- **Bioterrorism** - The deliberate release of viruses, bacteria, toxins or other harmful agents to cause illness or death is of increasing concern across the world
- **Exposure to healthcare waste** in industries such as death care (funeral homes) and sports/fitness equipment presents another growing area for disease transmission
- **Indoor medicinal plant nurseries** are in need of chemical free disinfection technologies to ensure products remain at a pharmaceutical grade of purity

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1. 2005 - California Air Resources Board's "Indoor Air Pollution Report" and 2008 Independent studies by AMA, EPA, and CDC

Current technologies have limited impact

Standard cleaning

- Time consuming, labor intensive and costly
- Proven ineffective and inconsistent



UV Technology

- Shadow effect impacts efficacy
- Lack of regulatory approved efficacy claims


6%
25%
100%
0.1%
DISTANCE FROM UV LIGHT SOURCE
UV LIGHT SOURCE

Hydrogen Peroxide Technology

- High concentrations (30-35%) needed to achieve necessary kill rates
- Harmful to electronics and room content (paint, carpet, drapes, etc.)[1]

Ozone Technology

- High levels (500+ PPM) needed to achieve necessary kill rates
- Significant time to generate high levels and discharge upon completion

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1. "Paint used on the walls of one of the HPV units showed some incompatibility with the process" Clin Infect Dis (2012) 56 (1): 27-35

The Solution - The AsepticSure System

The Science of Synergy

$O_3 + H_2O_2 = H_2O_3$

Ease of use in a wide range of applications



- EPA validated disinfectant process: AsepticSure produced consistent kill rates across 160 runs using a nominal 1.4% Hydrogen peroxide mixture combined with 80 ppm of Ozone
- Peer reviewed/published efficacy against C Difficile, MRSA, VRE and other pathogens[1]
- Demonstrated efficacy to surrogates of Anthrax, Ebola, SARS and MERS-CoV

1. Zoutman DE, Shannon M et al. Am J Infect Control 2011;39:873-879 - Effectiveness of a novel ozone-based system for the rapid high-level disinfection of health care spaces and surfaces

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Compelling Scientific Evidence

- Worldwide addressable markets
  1) Healthcare facilities (human and veterinary)
  2) Death care industry: mortuary preparation areas
  3) Athletic equipment and facilities
  4) Bioterrorism countermeasures
  5) Public health preparedness
  6) Building remediation
  7) Pesticide (chemical) free disinfection of medicinal plant nurseries
- Intellectual property

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Regulatory Progress - FDA Communications

1. 513(g) submission made on May 17, 2017
2. FDA response to 513 (g)
   - Written response received in late August (press release on 8/25)
   - Follow-up teleconference held on Sept 7th
3. The Company is preparing a 510k submission
   a) File a a pre-submission packet for a 510K submission
   b) Schedule an in person meeting with FDA to finalize plans
   c) Prepare regulatory submission after in person meeting and in accordance with agreed upon plans
4. Hogan Lovells US LLP is leading the communications with the FDA

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Financials

Prior budgets supported through sales and exempt private placements of equity

<u>Secure Near Term Financing</u>

1) Recently closed a $500,000 private equity offering
    - Potential to open another private equity offering
2) Preferred stock offering with strategic partners
3) EMA Partners outreach: Focused on securing a development, commercialization, and/or licensing partner

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Agenda

- Leadership Transition
- Company overview
- The Problem – The Solution
- Regulatory update
- Financials
- ***Question & Answer***
- Closing comments

Investor Update 9/18/17

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Investor Update 9/18/17  14  Summary and Closing Comments  Reducing the transmission of disease remains a global health priorityAsepticSure is well positioned to be a superior solution worldwide within healthcare, biodefense, and public health functionsMedizone is continuing to expand the commercial capabilities necessary to deliver on the opportunities in the marketplace  The AsepticSure System